                               INVESTMENT ADVISER
                                Value Line, Inc.
                  220 East 42nd Street, New York, NY 10017-5891

                                   DISTRIBUTOR
                           Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891

                                 CUSTODIAN BANK
                       State Street Bank and Trust Company
                      225 Franklin Street, Boston, MA 02110

                           SHAREHOLDER SERVICING AGENT
                  State Street Bank and Trust Company c/o NFDS
                   P.O. Box 419729, Kansas City, MO 64141-6729

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                 1177 Avenue of the Americas, New York, NY 10036

                                  LEGAL COUNSEL
                            Peter D. Lowenstein, Esq.
                         Two Greenwich Plaza, Suite 100
                               Greenwich, CT 06830

                                    TRUSTEES
               Jean Bernhard Buttner             Leo R. Futia
                  Charles E. Reed             Paul Craig Roberts
                                John W. Chandler

                                    OFFICERS
                              Jean Bernhard Buttner
                             CHAIRMAN AND PRESIDENT

                                David T. Henigson
                       VICE PRESIDENT, SECRETARY/TREASURER

                  Charles Heebner                      John W. Risner
                  VICE PRESIDENT                       VICE PRESIDENT

                  Jack M. Houston               Stephen La Rosa
                     ASSISTANT                     ASSISTANT
                SECRETARY/TREASURER           SECRETARY/TREASURER

The financial statements included herein have been taken from the records of the trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for the information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                      VLF #50689


                               ------------------
                               SEMI-ANNUAL REPORT
                                  JULY 31, 1995
                               ------------------

                       VALUE LINE AGGRESSIVE INCOME TRUST


                                     [Logo]


                             VALUE LINE MUTUAL FUNDS

[Logo]                    TO OUR VALUE LINE AGGRESSIVE INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to send you this semi-annual report of the Value Line Aggressive Income Trust (the 'Trust') for the six months ended July 31, 1995. Your Trust posted a total return of 9.49% for the six-month period. Over the same time span, the Lehman Brothers Aggregate Bond Index returned 9.04%, and the Merrill Lynch High Yield Master Index returned 12.46%.

The interest-rate climate for bonds was positive during the first half of 1995. Although the Federal Reserve Board hiked short-term rates one-half percentage point in late January, this proved to be the last increase since the Fed began raising rates almost one year earlier--in February 1994. The economy responded to the rise in interest rates by slowing sharply in the second quarter of 1995. As a consequence, the Federal Reserve reversed course and lowered short-term rates by one-quarter percent on July 6, 1995.

Present conditions--a slowing but nonetheless growing economy, with low inflation--provide an ideal backdrop for most high-yield issuers. In turn, the high-yield market has delivered more-than-respectable results, though it has not been able to match the torrid returns posted by stocks this year.

Some specific reasons for your Trust's strong performance include the profitable tender offers affecting several of our holdings. Card Establishment Services, Olympic Financial, and Dial Page were tendered for. Also helping out were our positions in broadcasting, cable TV, and telecommunications services. While the composition of our holdings in these sectors has changed somewhat, we believe that these companies continue to offer good risk-adjusted returns. As a consequence, the Trust's portfolio is comparatively overweighted in those sectors. Others in which we have been underinvested, whose prospects have been less promising, include supermarkets, retailing, and restaurants.

While this year's returns have been solidly positive, they have been tempered by our cautious interest-rate posture. In making specific bond selections, we have focused on price stability and current yield--at the expense of total return in the event of falling interest rates. Because rates have fallen substantially, bonds in our portfolio, in some instances, have underperformed others (with longer maturities and/or lower coupons) issued by the same company. Given the Trust's primary investment objective, however--high current income--we intend to maintain our focus on price stability and current yield.

We thank you for your continued confidence in the Value Line Aggressive Income Trust, and we look forward to serving your investment needs in the future.

                                        Sincerely,

                              /S/ JEAN BERNHARD BUTTNER

                                        Jean Bernhard Buttner
                                        CHAIRMAN AND PRESIDENT



August 20, 1995

                              ECONOMIC OBSERVATIONS


The economy is giving off mixed signals. Consumer sentiment, for example, remains quite positive, and housing activity, benefiting from earlier reductions in mortgage rates, is showing a fair amount of strength. Conversely, orders for large-ticket durable goods (such as industrial machinery) are weakening; a number of retailers are reporting soft sales; and average employment growth remains somewhat below the levels one would normally associate with a vigorous business expansion.

On balance, though, we look for more positive economic developments than negative ones over the next several months, largely because of the relatively high degree of consumer confidence and the more favorable interest-rate structure vis-a-vis earlier in the year. Meanwhile, this projected strengthening in business activity--which we believe will be moderate in scope--should prove largely sustainable. In all, we sense that the upturn, which faltered in the second quarter, as the economy expanded by just 1.1%, will gain more momentum during the final six months of the year. We would then expect this moderate pickup in activity to continue in 1996.

Such a scenario, however, is probably not conducive to a major relaxation in Federal Reserve policies. To be sure, this slightly more positive economic tone should hardly be the lightning rod for a new round of monetary tightening. Rather, it just seems that the reduction in short-term interest rates announced by the Federal Reserve at its July Federal Open Market Committee meeting will not be the opening salvo in a several-step process. At best, we now see one or two additional rate cuts in the months ahead--barring any sudden reversal in business fortunes.

PERFORMANCE DATA: *

                               1 YEAR ENDED   5 YEARS ENDED   FROM 2/19/86 + TO
                                  6/30/95        6/30/95           6/30/95
                               ------------------------------------------------
Average Annual Total Return        6.87%         10.77%             7.28%


* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN INCLUDES DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE-YEAR AND FIVE-YEAR PERIODS ENDED JULY 31, 1995, AND FROM INCEPTION (2/19/86) THROUGH JULY 31, 1995, WERE 8.49%, 10.71%, AND 7.38%, RESPECTIVELY.

+    COMMENCEMENT OF OPERATIONS.

SCHEDULE OF INVESTMENTS (UNAUDITED)                               JULY 31, 1995
--------------------------------------------------------------------------------


PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

UNITS (4.8%)

             BROADCASTING/CABLE TV (3.2%)
$2,000,000     People's Choice - TV Corp.
                 consisting of (zero coupon until June 1, 2000,
                 13 1/8%, thereafter due 6/01/04 Senior
                 Discount Notes and Warrants to purchase
                 common stock) . . . . . . . . . . . . . . . . .   $   995,000

             TELECOMMUNICATION SERVICES (1.6%)
   500,000     Intermedia Communications of Florida
                 consisting of (Senior Notes, 13.50%, due
                 6/01/05, and with Warrants that expire
                 6/01/00, to purchase common stock). . . . . . .       515,000
                                                                   -----------

             TOTAL UNITS (Cost $1,549,143) . . . . . . . . . . .     1,510,000
                                                                   -----------

CORPORATE BONDS & NOTES (84.5%)

             APPAREL (1.6%)
   500,000     Tultex Corp., Senior Notes 10 5/8%, 3/15/05 . . .       513,750

             BROADCASTING/CABLE TV (7.8%)
   500,000     C.F. Cable T.V. Inc., Senior Secured Notes,
                 11 5/8%, 2/15/05. . . . . . . . . . . . . . . .       545,625
   500,000     Cablevision Industries Corp., Senior Notes,
                 10 3/4% 1/30/02 . . . . . . . . . . . . . . . .       546,250
   250,000     Chancellor Broadcasting Co., Guaranteed Senior
                 Sub. Notes, 12 1/2%, 10/01/04 . . . . . . . . .       257,500
 1,000,000     NWCG Holdings Corp., Senior Secured Notes,
                 6/15/99 (zero coupon) . . . . . . . . . . . . .       640,000
   500,000     Spanish Broadcasting Systems, Inc., Senior Sub.
                 Notes, 7 1/2%, 6/15/02. . . . . . . . . . . . .       480,625
                                                                   -----------
                                                                     2,470,000
             BUILDING MATERIALS (2.4%)
   750,000     USG Corp. Senior Notes, 10 1/4%, 12/15/02 . . . .       757,500


                                        4


PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

             CHEMICAL SPECIALTY (2.1%)
$1,000,000     INDSPEC Chemical Corp. (zero coupon until
                 December 1, 1998, 11 1/2% thereafter), Senior
                 Sub. Discount Notes, Series "B," 12/01/03 . . .   $   660,000

             COAL/ALTERNATE ENERGY (0.8%)
   250,000     AES Corp., Senior Notes, 9 3/4%, 6/15/00. . . . .       253,750

             COMPUTER & PERIPHERALS (3.1%)
 1,000,000     Unisys Corp., Notes, 9 1/2%, 7/15/98. . . . . . .     1,000,000

             COMPUTER SOFTWARE & SERVICES (2.7%)
             ComputerVision Corp.:
   500,000     Senior Notes, 10 7/8%, 8/15/97. . . . . . . . . .       516,875
   350,000     Senior Sub. Notes, 11 3/8%, 8/15/99.. . . . . . .       346,500
                                                                   -----------
                                                                       863,375
             DIVERSIFIED COMPANY (1.7%)
   551,000     IMO Industries, Inc., Senior Sub. Notes,
                 12 1/4%, 8/15/97. . . . . . . . . . . . . . . .       551,000

             FINANCIAL SERVICES (3.3%)
 1,000,000     Olympic Financial Ltd., Senior Notes, 13%,
                 5/01/00 . . . . . . . . . . . . . . . . . . . .     1,037,500

             FURNITURE/HOME FURNISHINGS (1.5%)
   500,000     Cort Furniture Rental Co. Senior Notes, 12%,
                 9/01/00 . . . . . . . . . . . . . . . . . . . .       492,500

             HOMEBUILDING (4.4%)
 1,000,000     Continental Homes Holding Corp., Senior Notes,
                 12%, 8/01/99. . . . . . . . . . . . . . . . . .     1,025,000
   500,000     Miles Home Services, Inc., Guaranteed Senior
                 Notes, 12%, 4/01/01 . . . . . . . . . . . . . .       375,000
                                                                   -----------
                                                                     1,400,000
             HOTEL/GAMING (2.7%)
   320,000     Motels of America, Inc., Senior Sub. Notes,
                 Series "B," 12%, 4/15/04  . . . . . . . . . . .       322,000
   500,000     Stratosphere Corp., Guaranteed First Mortgage
                 Notes, 14 1/4%, 5/15/02 . . . . . . . . . . . .       521,250
                                                                   -----------
                                                                       843,250
             METALS & MINING-DIVERSIFIED (4.2%)
 1,250,000     Magma Copper Co., Senior Sub. Notes, 11 1/2%,
                 1/15/02 . . . . . . . . . . . . . . . . . . . .     1,346,875


                                        5


PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

             NEWSPAPER (1.6%)
$  500,000     Garden State Newspapers, Inc., Senior Sub. Notes,
                 12%, 7/01/04. . . . . . . . . . . . . . . . . .   $   501,875

             OFFICE EQUIPMENT & SUPPLIES (1.3%)
 1,000,000     Mail-Well Holdings, Inc. (zero coupon until
                 8/15/00, 11 3/4% thereafter), Senior Deferred
                 Notes, 2/15/06  . . . . . . . . . . . . . . . .       415,000

             OILFIELD SERVICES/EQUIPMENT (5.6%)
   500,000     Deeptech International, Senior Secured Notes,
                 12%, 12/15/00 . . . . . . . . . . . . . . . . .       361,875
   500,000     Dual Drilling Co., Senior Sub. Notes, 9 7/8%,
                 1/15/04 . . . . . . . . . . . . . . . . . . . .       472,500
   395,000     Energy Ventures Inc., Senior Notes, 10 1/4%,
                 3/15/04 . . . . . . . . . . . . . . . . . . . .       398,950
   500,000     Global Marine Inc., Senior Secured Notes,
                 12 3/4%, 12/15/99 . . . . . . . . . . . . . . .       554,375
                                                                   -----------
                                                                     1,787,700
             PACKAGING & CONTAINER (1.6%)
   500,000     Calmar Spraying Systems, Inc., Senior Sub.
                 Discount Notes, 14%, 2/15/99. . . . . . . . . .       510,000

             PAPER & FOREST PRODUCTS (8.7%)
   750,000     Domtar Inc., Senior Notes, 11 3/4%, 3/15/99 . . .       823,125
   500,000     Malette Inc., Senior Secured Notes, 12 1/4%,
                 7/15/04 . . . . . . . . . . . . . . . . . . . .       556,250
   350,000     Repap New Brunswick Inc., First Priority Senior
                 Secured Notes, 9 1/2%, 7/15/00. . . . . . . . .       351,750
 1,000,000     Stone Container Corp., 10 3/4%, 6/15/97.. . . . .     1,040,000
                                                                   -----------
                                                                     2,771,125
             PETROLEUM-INTEGRATED (2.0%)
 1,000,000     Clark R & M Holdings, Inc., Senior Secured Notes,
                 Series "A," 2/15/00 (zero coupon) . . . . . . .       630,000

             PUBLISHING (2.6%)
 1,000,000     Western Publishing Group, Inc., Senior Notes,
                 7.65%, 9/15/02. . . . . . . . . . . . . . . . .       826,250

             RECREATION (1.7%)
   500,000     Cinemark USA, Inc., Senior Notes, 12%, 6/01/02. .       540,625

             RETAIL SPECIAL LINES (3.8%)
   500,000     Brylane Capital Corp., Senior Sub. Notes,
                 Series "B," 10%, 9/01/03. . . . . . . . . . . .       468,750
   250,000     Cole National Group, Inc., Senior Notes, 11 1/4%,
                 10/01/01... . . . . . . . . . . . . . . . . . .       243,125
   500,000     Finlay Fine Jewelry Corp., Senior Notes, 10 5/8%,
                 5/01/03 . . . . . . . . . . . . . . . . . . . .       485,000
                                                                   -----------
                                                                     1,196,875


                                        6


PRINCIPAL AMOUNT
OR STOCKS                                                                  VALUE
--------------------------------------------------------------------------------

             STEEL (2.8%)
$  500,000     ACME Metals Inc., Senior Secured Discount Notes
                 (zero coupon until August 1, 1997, 13 1/4%
                 thereafter), 8/01/04. . . . . . . . . . . . . .   $   387,500
   500,000     WCI Steel Inc., Senior Notes, Series "B,"
                 10 1/2%, 3/01/02... . . . . . . . . . . . . . .       503,125
                                                                   -----------
                                                                       890,625
             TELECOMMUNICATION SERVICES (12.8%)
   500,000     Centennial Cellular Corp. Senior Notes, 10 1/8%,
                 5/15/05 . . . . . . . . . . . . . . . . . . . .       500,625
   801,000     Dial Page, Inc., Senior Notes, 12 1/4%,
                 2/15/00 . . . . . . . . . . . . . . . . . . . .       869,085
 1,000,000     MFS Communications Corp., Senior Discount Notes
                 (zero coupon until January 15, 1999, 9 3/8%
                 thereafter), 1/15/04. . . . . . . . . . . . . .       707,500
   500,000     Mobile Telecommunication Tech., Senior Sub.
                 Discount Notes, 13 1/2%, 2/15/02. . . . . . . .       548,750
   250,000     Paging Network, Inc., Senior Sub. Notes, 10 1/8%,
                 8/01/07 . . . . . . . . . . . . . . . . . . . .       253,125
   700,000     PanAmSat L P/PanAmSat Cap. Corp., Senior Sub.
                 Discount Notes (zero coupon until August 1,
                 1998, 11 3/8% thereafter), 8/01/03. . . . . . .       512,750
             USA Mobile Communications, Inc., II, Senior Notes:
   125,000       9 1/2%, 2/01/04 . . . . . . . . . . . . . . . .       111,406
   500,000       14%, 11/01/04 . . . . . . . . . . . . . . . . .       549,375
                                                                   -----------
                                                                     4,052,616
             THRIFT (1.7%)
   500,000     Dime Bancorp, Senior Notes, 10 1/2%, 11/15/05 . .       542,500
                                                                   -----------

             TOTAL CORPORATE BONDS & NOTES (Cost $26,591,226). .    26,854,691
                                                                   -----------

CUMULATIVE CONVERTIBLE PREFERRED STOCKS (0.6%)

             TELECOMMUNICATIONS SERVICES (0.6%)
     5,000     MFS Communications Co., Inc., Series "A,"
                 8% Pfd(1) . . . . . . . . . . . . . . . . . . .       191,250
                                                                   -----------

             TOTAL CUMULATIVE CONVERTIBLE PREFERRED STOCKS
               (Cost $192,190) . . . . . . . . . . . . . . . . .       191,250
                                                                   -----------

COMMON STOCKS (0.1%)

             OFFICE EQUIPMENT & SUPPLIES (0.1%)
     5,000     Mail-Well Holdings, Inc. (2) (3). . . . . . . . .        25,000
                                                                   -----------
             TOTAL COMMON STOCK   (Cost $53,500) . . . . . . . .        25,000
                                                                   -----------


                                        7


WARRANTS OR
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

WARRANTS (0.4%)

             BROADCASTING/CABLE TV (0.2%)
       500     Spanish Broadcasting Corp. (to purchase Class "A"
                 Common Stock, expire 6/30/99) (2).. . . . . . .   $    75,000

             HOMEBUILDING (0.0%)
     6,000     Miles Home Inc. (to purchase Common Stock, expire
               4/01/97) (2). . . . . . . . . . . . . . . . . . .         1,500

             HOUSEHOLD PRODUCTS (0.0%)
       500     Chattem Inc. (to purchase Common Stock, expire
                 8/17/99) (2). . . . . . . . . . . . . . . . . .         2,000

             PACKAGING & CONTAINER (0.2%)
     2,000     Crown Packaging Holdings Ltd. (to purchase class
                 "A" Common Stock, expire 10/15/13) (2) (3). . .        50,000

             TELECOMMUNICATION SERVICES (0.0%)
     1,000     Dial Page Inc. (to purchase Common Stock, expire
                 4/15/97) (2). . . . . . . . . . . . . . . . . .           250
                                                                   -----------

             TOTAL WARRANTS   (Cost $171,060)  . . . . . . . . .       128,750
                                                                   -----------

             TOTAL INVESTMENT SECURITIES (90.4%)
               (Cost $28,557,119)  . . . . . . . . . . . . . . .    28,709,691

REPURCHASE AGREEMENT (6.8%)
(including accrued interest)

$2,165,000     Collateralized by U.S. Treasury Notes, due
                 8/31/96, with a value of $2,209,832 (with
                 State Street Bank & Trust Co., N.A., 5.83%,
                 dated 7/31/95, due 8/01/95, delivery value
                 $2,165,351) . . . . . . . . . . . . . . . . . .     2,165,351

CASH AND OTHER ASSETS OVER LIABILITIES (2.8%)  . . . . . . . . .       886,693
                                                                   -----------
NET ASSETS (100.0%)  . . . . . . . . . . . . . . . . . . . . . .   $31,761,735
                                                                   -----------
                                                                   -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER OUTSTANDING SHARE . . . . . . . . . . . . . . . . . . . . .   $      7.09
                                                                   -----------
                                                                   -----------

(1)  PIK (PAYMENT-IN-KIND)
(2)  NON-INCOME PRODUCING SECURITY.
(3)  ELIGIBLE FOR RESALE PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933.


                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES AT JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                  DOLLARS
                                                           (IN THOUSANDS EXCEPT
                                                             PER-SHARE AMOUNT)
                                                           --------------------

ASSETS:
Investment securities, at value
     (cost - $28,557). . . . . . . . . . . . . . . . . . . .       $ 28,710
Repurchase agreement (cost $2,165) . . . . . . . . . . . . .          2,165
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2
Receivable for securities sold . . . . . . . . . . . . . . .          1,003
Interest receivable. . . . . . . . . . . . . . . . . . . . .            752
Receivable for trust shares sold . . . . . . . . . . . . . .             25
                                                                   --------
     TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . . .         32,657
                                                                   --------

LIABILITIES:
Payable for securities purchased . . . . . . . . . . . . . .            722
Dividends payable to shareholders. . . . . . . . . . . . . .             82
Payable for trust shares repurchased . . . . . . . . . . . .             15
Accrued expenses:
     Advisory fee. . . . . . . . . . . . . . . . . . . . . .             20
     Other . . . . . . . . . . . . . . . . . . . . . . . . .             56
                                                                   --------
     TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . .            895
                                                                   --------

NET ASSETS:
Capital Stock, at $.01 par value (authorized
     unlimited, outstanding 4,477,030 shares of
     beneficial interest). . . . . . . . . . . . . . . . . .             45
Additional paid-in capital . . . . . . . . . . . . . . . . .         48,874
Accumulated net realized loss on investments . . . . . . . .        (17,310)
Unrealized net appreciation of investments . . . . . . . . .            153
                                                                   --------
     NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .       $ 31,762
                                                                   --------
                                                                   --------

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER OUTSTANDING SHARE  . . . . . . . . . . . . . . . .       $   7.09
                                                                   --------
                                                                   --------


STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  DOLLARS
                                                               (IN THOUSANDS)
                                                               -------------

INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . . . .       $  1,791
                                                                   --------

EXPENSES:
Advisory fee . . . . . . . . . . . . . . . . . . . . . . . .            119
Auditing and legal fees. . . . . . . . . . . . . . . . . . .             20
Transfer agent fees. . . . . . . . . . . . . . . . . . . . .             16
Registration and filing fees . . . . . . . . . . . . . . . .             10
Custodian fees and other . . . . . . . . . . . . . . . . . .              6
Trustees' fees and expenses. . . . . . . . . . . . . . . . .              6
Printing and stationery. . . . . . . . . . . . . . . . . . .              5
Postage  . . . . . . . . . . . . . . . . . . . . . . . . . .              4
Telephone and wire charges . . . . . . . . . . . . . . . . .              3
                                                                   --------
     TOTAL EXPENSES  . . . . . . . . . . . . . . . . . . . .            189
                                                                   --------

NET INVESTMENT INCOME  . . . . . . . . . . . . . . . . . . .          1,602
                                                                   --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Realized Gain--Net. . . . . . . . . . . . . . . . . . .            196

     Change in Unrealized Depreciation--Net. . . . . . . . .          1,173
                                                                   --------

NET REALIZED GAIN AND CHANGE IN NET
UNREALIZED DEPRECIATION ON INVESTMENTS . . . . . . . . . . .          1,369
                                                                   --------

NET INCREASE IN NET ASSETS
FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . . .       $  2,971
                                                                   --------
                                                                   --------



                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JULY 31, 1995,
AND THE YEAR ENDED JANUARY 31, 1995
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                JULY 31, 1995        JANUARY 31,
                                                                                 (UNAUDITED)            1995
                                                                              ----------------------------------
                                                                                     (DOLLARS IN THOUSANDS)

OPERATIONS:
   Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,602            $  3,017
   Realized gain (loss) on investments--Net. . . . . . . . . . . . . . . .             196              (3,199)
   Change in net unrealized depreciation . . . . . . . . . . . . . . . . .           1,173              (2,247)
                                                                                  --------            --------

   Net increase (decrease) in net assets from operations . . . . . . . . .           2,971              (2,429)
                                                                                  --------            --------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .          (1,602)             (3,029)
                                                                                  --------            --------

TRUST SHARE TRANSACTIONS:
   Net proceeds from sale of shares. . . . . . . . . . . . . . . . . . . .           7,551              16,453
   Net proceeds from reinvestment of distribution to shareholders. . . . .           1,054               1,941

   Cost of shares repurchased. . . . . . . . . . . . . . . . . . . . . . .          (7,972)            (29,399)
                                                                                  --------            --------

   Increase (Decrease) from share transactions . . . . . . . . . . . . . .             633             (11,005)
                                                                                  --------            --------

TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . . . . . . . . . . . . . .           2,002             (16,463)

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . .          29,760              46,223
                                                                                  --------            --------
   End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 31,762            $ 29,760
                                                                                  --------            --------
                                                                                  --------            --------

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD . . . . . . . . . . .        $     --            $     33
                                                                                  --------            --------
                                                                                  --------            --------



SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers' inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION. The Trustees have determined that the value of bonds and other fixed-income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data in determining valuations. Securities, other than bonds and other fixed-income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine.

Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost, which approximates market.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) DISTRIBUTIONS. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital-gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

(D) FEDERAL INCOME TAXES. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholder. Therefore, no federal income-tax or excise-tax provision is required.

(E) INVESTMENTS. Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income-tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security, with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.   TRUST SHARE TRANSACTIONS

Transactions in shares of beneficial interest in the Trust were as follows:

                                              SIX MONTHS ENDED    YEAR ENDED
                                                JULY 31, 1995     JANUARY 31,
                                                 (UNAUDITED)         1995
                                              -------------------------------
                                                        (IN THOUSANDS)

Shares sold. . . . . . . . . . . . . . . . .         1,084           2,247
Shares issued to shareholders
  in reinvestment of dividends . . . . . . .           150             269
                                                   -------         -------
                                                     1,234           2,516
  Shares repurchased . . . . . . . . . . . .        (1,136)         (3,918)
                                                   -------         -------
  Net increase (decrease). . . . . . . . . .            98          (1,402)
                                                   -------         -------
                                                   -------         -------

3.   PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding repurchase agreements, were as follows:

                                                          SIX MONTHS ENDED
                                                            JULY 31, 1995
                                                             (UNAUDITED)
                                                          ----------------
                                                           (IN THOUSANDS)

PURCHASES:
U.S. Treasury Obligations. . . . . . . . . . . . . . .        $ 15,100
Corporate Bonds and Notes. . . . . . . . . . . . . . .          40,643
                                                              --------
                                                              $ 55,743
                                                              --------
                                                              --------
SALES:
U.S. Treasury Obligations. . . . . . . . . . . . . . .        $ 17,591
Corporate Bonds and Notes. . . . . . . . . . . . . . .          40,395
                                                              --------
                                                              $ 57,986
                                                              --------
                                                              --------

At July 31, 1995, the aggregate cost of investments in securities for Federal income-tax purposes was $28,557,119. The aggregate appreciation and depreciation of investments at July 31, 1995, based on a comparison of investment values and their costs for Federal income-tax purposes, was $729,718 and $577,146, respectively, resulting in a net appreciation of $152,572.

For Federal income-tax purposes the Trust had a capital-loss carryover at January 31, 1995, of approximately $16,667,000, of which $1,060,000 will expire in 1996, $6,740,000 in 1997, $2,442,000 in 1998, $3,439,000 in 1999, $600,000 in
2000, and $2,386,000 in 2003. Realized losses incurred after October 31st, if so elected by the Trust, are deemed to arise on the first day of the following year. The Trust incurred and elected to defer losses of approximately $781,000. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.   INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
     AFFILIATES

An advisory fee of $118,633 was paid or payable to Value Line, Inc. (the Adviser), for the six months ended July 31, 1995. This was computed at the rate of 3/4 of 1% per year on the first $100 million of the Trust's average daily net assets for the period and 1/2 of 1% on the average net assets in excess thereof. The adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustee, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its organization and operation. If the aggregate expenses of the Trust, other than taxes, interest, brokerage commissions, and extraordinary expenses, exceed the expense limitation imposed by any State in which the Trust sells its shares, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. Presently, the most restrictive limitation is 2 1/2% of the first $30 million of the average daily net assets, 2% of the next 70 million, and 1 1/2% on any excess over $100 million. No such reimbursement was required for the six months ended July 31, 1995. During the six months ended July 31, 1995, $1,960 was paid or payable to the Adviser for printing services.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At July 31, the Adviser owned 286,097 shares of beneficial interest in the Trust, representing 6.39% of the outstanding shares.

In addition, certain officers and trustees owned 3,469 shares of beneficial interest in the Trust, representing .08% of the outstanding shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:



                                                           SIX MONTHS ENDED                  YEAR ENDED JANUARY 31,
                                                             JULY 31, 1995    -----------------------------------------------
                                                              (UNAUDITED)        1995      1994      1993      1992      1991
                                                           ------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . .         $6.80          $8.00     $7.35     $7.18     $6.27     $7.10

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income. . . . . . . . . . . . . . . .           .34            .68       .67       .67       .74       .77
    Net gains or losses on securities
      (both realized and unrealized) . . . . . . . . . .           .29          (1.20)      .65       .17       .91     ( .83)
                                                               --------------------------------------------------------------

    Total from investment operations . . . . . . . . . .           .63          ( .52)     1.32      .84       1.65     ( .06)
                                                               --------------------------------------------------------------

  LESS DISTRIBUTIONS:
    Dividends from net investment income . . . . . . . .         ( .34)         ( .68)    ( .67)    ( .67)     (.74)    ( .77)
                                                               --------------------------------------------------------------
    Change in net assets . . . . . . . . . . . . . . . .           .29          (1.20)      .65       .17       .91     ( .83)
                                                               --------------------------------------------------------------

Net asset value, end of period . . . . . . . . . . . . .         $7.09          $6.80     $8.00     $7.35     $7.18     $6.27
                                                               --------------------------------------------------------------
                                                               --------------------------------------------------------------

TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . .          9.49%+        (6.66%)   18.74%    12.30%    27.45%    ( .73%)
                                                               --------------------------------------------------------------
                                                               --------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) . . . . . . . .       $31,762        $29,760   $46,223   $33,527   $31,404   $23,396
Ratio of expenses to average net assets. . . . . . . . .          1.20%*         1.27%     1.20%     1.15%     1.18%     1.43%
Ratio of net investment income to average net assets . .          9.92%*         9.23%     8.84%     9.40%    10.74%    11.74%
Portfolio turnover rate. . . . . . . . . . . . . . . . .          1.27%+          221%      320%      148%       59%       36%


* Annualized
+ Not annualized, for six-month period only.



                                               SEE NOTES TO FINANCIAL STATEMENTS

                       THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 -- THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTOR'S sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance. The Fund is available to investors only through the purchase of Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times. The Fund is available to investors only through the purchase of the Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

1992 -- THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with low volatility of principal by investing primarily in adjustable rate U.S. Government securities.

1993 -- VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

--------------------------------------------------------------------------------
FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                       16